UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 12, 2002
                Date of Report (Date of earliest event reported)


                         ARIZONA LAND INCOME CORPORATION
             (Exact name of registrant as specified in its charter)


            Arizona                    1-9900                    86-0602478
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


    2999 North 44th Street, Suite 100
             Phoenix, Arizona                                      85018
(Address of principal executive offices)                        (Zip Code)


                                 (602) 952-6800
              (Registrant's telephone number, including area code)
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ITEM 9. REGULATION FD DISCLOSURE.

     On August 12, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") with the
Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of the Chief Executive Officer and Chief Financial Officer, Thomas R. Hislop, of the Registrant accompanied the Form 10-QSB.

     Copies of the certifications submitted by Mr. Hislop are attached hereto as Exhibits 99.1 and 99.2, respectively.

     The information contained in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ARIZONA LAND INCOME CORPORATION


Date: August 12, 2002                By: /s/ Thomas R. Hislop
                                         ---------------------------------------
                                         Thomas R. Hislop
                                         Vice President and Chief Financial
                                         Officer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

   99.1 Certification by Chief Executive Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

                 Certification by Chief Financial Officer of the Registrant Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
   99.2          Section 906 of the Sarbanes-Oxley Act of 2002